UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020

HERITAGE INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36462	45-5338504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 McCormick Drive, Suite 300 Clearwater, Florida	33759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 362-7202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HRTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c), (d) & (e)

As previously reported, effective November 30, 2020, Bruce Lucas is no longer serving as Chief Executive Officer (“CEO”) or Chairman of the Board of Directors (the “Board”) of Heritage Insurance Holdings, Inc. (the “Company”). In connection with his departure, the Company and Mr. Lucas entered into a Separation Agreement effective December 1, 2020 (the “Lucas Separation Agreement”). Pursuant to the Lucas Separation Agreement, Mr. Lucas’ Amended and Restated Employment Agreement dated November 4, 2015 (the “Lucas Employment Agreement”) was terminated. Pursuant to the terms of the Lucas Separation Agreement, Mr. Lucas is entitled to (i) payment of his minimum 2020 annual bonus of $2,500,000, (ii) a non-renewal payment of $2,431,000 per the Lucas Employment Agreement, (iii) $163,750 in exchange for agreeing not to serve as an employee (through November 30, 2021) for any business that writes the same insurance products in the states in which the Company sells insurance products as of the date of the Lucas Separation Agreement, (iv) payment for three weeks of accrued and unused vacation time, (v) payment by the Company of COBRA continuation premiums for 18 months and (vi) assignment of any key man insurance policies on Mr. Lucas, the future premiums on which Mr. Lucas would be responsible for paying. The Lucas Separation Agreement also provides for customary confidentiality, non-disclosure and non-disparagement covenants, an agreement not to solicit any employee of the Company for a period of one year, an agreement to indemnify Mr. Lucas for actions taken while he was an employee, and a mutual release of claims. The foregoing summary of the Lucas Separation Agreement is qualified in its entirety by reference to the full text of the Lucas Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

As previously reported, Mr. Lucas will remain with the Company as an executive consultant pursuant to a Consulting Agreement between the Company and Lucas Consulting Services, LLC, Mr. Lucas’ consulting company, effective December 1, 2020 (the “Consulting Agreement”). The term of the Consulting Agreement will continue through December 2021 and will automatically renew for an additional 12-month term each year if the Company does not provide written notice of non-extension to Mr. Lucas by September 1 of such year. The Consulting Agreement provides for a monthly payment for services equal to a pro rata portion of Mr. Lucas’ then-current base salary under the Lucas Employment Agreement. The foregoing summary of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Additionally, on December 1, 2020, the Company and Richard Widdicombe agreed that Mr. Widdicombe would no longer serve as President of the Company effective December 30, 2020, and the Company and Mr. Widdicombe entered into a Separation Agreement effective December 1, 2020 (the “Widdicombe Separation Agreement”). Pursuant to the Widdicombe Separation Agreement, Mr. Widdicombe’s Amended and Restated Employment Agreement dated November 4, 2015 (the “Widdicombe Employment Agreement”) was terminated. Pursuant to the terms of the Widdicombe Separation Agreement, Mr. Widdicombe is entitled to (i) payment of his minimum 2020 annual bonus of $375,000, (ii) a non-renewal payment of $1,928,990 per the Widdicombe Employment Agreement, (iii) $129,867 in exchange for agreeing not to serve as an employee (through November 30, 2021) for any business that writes the same insurance products in the states in which the Company sells insurance products as of the date of the Widdicombe Separation Agreement, (iv) payment for three weeks of accrued and unused vacation time and (v) payment by the Company of COBRA continuation premiums for 18 months. The Widdicombe Separation Agreement also provides for customary confidentiality, non-disclosure and non-disparagement covenants, an agreement not to solicit any employee of the Company for a period of one year, an agreement to indemnify Mr. Widdicombe for actions taken while he was an employee, and a mutual release of claims. The foregoing summary of the Widdicombe Separation Agreement is qualified in its entirety by reference to the full text of the Widdicombe Separation Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference. As previously reported, Mr. Widdicombe will serve as Chairman of the Board, effective as of December 1, 2020. Mr. Widdicombe is not expected to serve on any Board committee.

As previously reported, Ernie Garateix was promoted to CEO and joined the Board, each effective as of December 1, 2020. The Company is in the process of determining Mr. Garateix’s compensation arrangement in connection with his promotion to CEO and additional information will be disclosed when those decisions are finalized. For so long as they are employees of the Company, neither Mr. Garateix nor Mr. Widdicombe will be eligible to participate in the Company’s non-employee director compensation arrangement.

There are no arrangements or understandings between either of Mr. Garateix or Mr. Widdicombe and any other persons with respect to their respective appointments. Neither Mr. Garateix nor any of his immediate family members has been a participant in any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K. A description of a transaction between an immediate family member of Mr. Widdicombe and the Company that is reportable under Item 404(a) of Regulation S-K is described in the Company’s Definitive Proxy Statement filed on April 28, 2020 under the heading “Certain Relationships and Related Party Transactions.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished as part of this Current Report on Form 8-K.

No.	Exhibit

10.1	Consulting Agreement dated December 1, 2020 between Heritage Insurance Holdings, Inc. and Lucas Consulting Services, LLC.

10.2	Separation Agreement, dated December 1, 2020 between Heritage Insurance Holdings, Inc. and Bruce Lucas.

10.3	Separation Agreement, dated December 1, 2020 between Heritage Insurance Holdings, Inc. and Richard Widdicombe.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE INSURANCE HOLDINGS, INC.

Date: December 4, 2020	By:	/s/ Kirk Lusk
Kirk Lusk Chief Financial Officer

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